EXHIBIT 99.6

ERHC ENERGY INC.

SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Rights”) to purchase shares of common stock, par value $0.0001 per share (“Common Stock”), of ERHC Energy Inc. (the “Company”), pursuant to the rights offering described in the Company’s prospectus supplement dated December 27, 2012 (the “Prospectus Supplement”), hereby certifies to the Company and Corporate Stock Transfer, Inc., as subscription agent for the rights offering, that:

(1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the basic subscription privilege as to the number of shares of Common Stock specified below on behalf of the beneficial owners of the subscription rights;

(2) the undersigned has exercised on behalf the beneficial owners thereof (which may include the undersigned), the over-subscription privilege as to the number of shares of Common Stock specified below, applicable only to those beneficial owners who have fully exercised their basic subscription privilege, listing separately below for each beneficial owner the basic subscription privilege and any associated over-subscription privilege (without identifying any such beneficial owner); and

(3) with respect to any exercise of the over-subscription privilege described in (2) above, each such beneficial owner’s basic subscription privilege has been exercised in full:

NUMBER OF SHARES OWNED ON DECEMBER 17, 2012, THE RECORD DATE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION PRIVILEGE	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVER-SUBSCRIPTION PRIVILEGE

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[Certification continues on the following page]

Name of Bank, Broker, Trustee, Depository or Other Nominee

By:
Authorized Signature

Name:
(please print or type)

Title:
(please print or type)

Address:

Provide the following information if applicable:

Depository Trust Company (“DTC”) participant number

Participant:
Authorized Signature

By:
(please print or type)

Name:
(please print or type)

Title:
(please print or type)

DTC Subscription Confirmation Number(s):

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